UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement

Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[   ]

Preliminary Proxy Statement

[   ]

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]

Definitive Proxy Statement

[   ]

Definitive Additional Materials

[   ]

Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

TABATHA II, INC.

(Name of Issuer as specified in its charter)

(Name of Person(s) filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(2)	Form, Schedule or Registration Statement No.:

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	(4)	Date Filed:

TABATHA II, INC.

1926 S. Oswego Way

Denver, Colorado 80014

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

to be held Thursday, October 11, 2007

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Tabatha II, Inc. (the "Company") will be held on Thursday, October 11, 2007 at 3:00 p.m. local time, at 4001 Discovery Lane, Boulder, Colorado 80303, to act on the following matters:

1.

To elect two members to the Company's Board of Directors to hold office until the Company's Annual Meeting of Shareholders to be held in 2008 or until the successors are duly elected and qualified;

2.

To consider and vote upon a proposal to approve an amendment to the Company's Articles of Incorporation to change the name of the Company to Longwei Petroleum Investment Holding Limited ("Longwei");

3.

To consider and vote upon a proposal to approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 500,000,000.

4.

To consider and vote upon a proposal to approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of preferred stock from 10,000,000 to 100,000,000.

5.

To consider and vote upon a proposal to approve an amendment to the Company's Articles of Incorporation to permit shareholder approval to be given by a majority of the shareholders acting by consent action in lieu of a meeting; and

6.

To act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on September 10, 2007 as the record date for determining those stockholders who will be entitled to vote at the meeting.  The stock transfer books will not be closed between the record date and the date of the meeting.

Representation in person or by proxy of the holders of the majority of the shares outstanding and entitled to vote will constitute a quorum for the meeting.  All shareholders are cordially invited to attend the meeting in person.   Any shareholder attending the meeting may vote in person, even if the shareholder has previously returned a proxy.

By Order of the Board of Directors

John Ballard

President

IMPORTANT:  WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, YOU ARE REQUESTED TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY.

TABATHA II, INC.

1926 S. Oswego Way

Aurora, Colorado 80014

____________________

Proxy Statement for

2007 Annual Meeting of Shareholders

The enclosed Proxy is solicited on behalf of Tabatha II, Inc., (the "Company") for use at the 2007 Annual Meeting of Shareholders (the "Annual Meeting") to be held on Thursday, October 11, 2007, at 3:00 p.m., local time, and at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders.

The Annual Meeting will be held at 4001 Discovery Lane, Boulder, Colorado 80303. The Company's principal executive office is located at 1926 S. Oswego Way, Aurora, Colorado 80014.  The Company's telephone number is (303) 752-4637.

These proxy solicitation materials were mailed on or about September 21, 2007, to all shareholders entitled to vote at the Annual Meeting.

INFORMATION CONCERNING SOLICITATION AND VOTING

Record Date

Shareholders of record at the close of business on September 10, 2007 (the "Record Date") are entitled to notice of the meeting and to vote at the meeting.  As of the Record Date, 8,442,400 shares of the Company's Common Stock (the "Common Stock") were issued and outstanding and entitled to vote at the Annual Meeting.  No shares of Preferred Stock were issued and outstanding as of the Record Date.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Voting and Solicitation

Every shareholder is entitled to one vote for each share of Common on each proposal or item that comes before the meeting.

Votes cast by proxy or in person at the Meeting will be tabulated by the Company's President, who will serve as the Inspector of Elections, or another person designated by him (the "Inspector"). The Inspector will also determine whether or not a quorum is present.  In general, the affirmative vote of a majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present is required under Colorado law for approval of proposals presented to shareholders.  The Company's Bylaws provide that a quorum consists of the holders of one-third of the shares outstanding and entitled to vote and present or represented by proxy at the meeting.

Any proxy that is returned using the form of proxy enclosed and that is not marked as to a particular item will be voted for the election of all of the Company's director nominees named herein, for ratification of the appointment of the designated independent auditors, and as the proxy holders deem advisable on other matters that may properly come before the meeting.  If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter ("broker non-votes"), those shares will not be considered as present with respect to that matter.

The Inspector will treat express abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not treat express abstentions as votes in favor of approving any matter submitted to shareholders for a vote.

The Company believes that the tabulation procedures to be followed by the Inspector are consistent with the general statutory requirements in Colorado concerning voting of shares and determination of a quorum.

The cost of this solicitation will be borne by the Company.   The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners.   Certain of the Company's directors, officers, and employees, without additional compensation, also may solicit proxies personally or by telephone, letter or facsimile.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

The Company anticipates that the 2008 Annual Meeting of Stockholders will be held in October 2008.  Therefore, proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's 2008 Annual Meeting of Stockholders must be received by the Company no later than June 1, 2008 (approximately 120 days before the meeting), in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

PRINCIPAL SHARE OWNERSHIP

The Record Date for purposes of determining the shareholders entitled to vote at the Annual Meeting was September 10, 2007.   As of the Record Date, the Company had a total of 8,442,400 shares of Common Stock issued and outstanding. The Board of Directors believes that both members of the Board of Directors, who collectively hold 6,416,600 of the 8,442,400 outstanding shares, will vote in favour of the all proposals.

The following table sets forth information, as of September 10, 2007, with respect to the beneficial ownership of the Company's common stock by:  (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the Company's common stock; (ii) each director; (iii) named executive officers; and (iv) all current named executive officers and directors as a group:

Name and Address	Number of Shares Owned Beneficially	Percent of Class Owned
Diane Thelen (1) 1926 S. Oswego Way Aurora, CO 80014	2,883,300	34.15%

John Ballard (1) 6754 W. Hinsdale Place Littleton, CO 80128	2,858,300	33.85%

Jimmy Wang 1142 Cherry Ave. San Bruno, CA 94066	675,000	7.99%

All directors and executive officers (2 persons)	6,416,600	75.99%

(1) The person listed is an officer, a director, or both, of the Company.

PROPOSAL ONE

ELECTION OF DIRECTORS

In accordance with our Bylaws, the Board of Directors has presently fixed the number of directors at five members.  The following nominees are standing for re-election to the Board of Directors at the meeting:  John Ballard and Diane Thelen.  Cai Yongjun and Xue YongPing have not previously held positions with Tabatha II, Inc.  The Directors will be elected to hold office until the 2008 Annual Meeting of Stockholders or until their successors have been duly elected and qualified.

There are no arrangements or understandings between any nominee and any other person pursuant to which he was or is to be selected as a director or nominee.  None of the nominees or any of the incumbent directors has a family relationship with any other nominee or director or any executive officer of Tabatha II, Inc.

Nominees for Directors

Biographical Information

Cai Yongjun

Mr. Cai, 37, has been the founder and the Chief Executive of Longwei Trading Company, a Chinese corporation, since October, 1995.  He has over 12 years experience the trading, storage, handling of petroleum products.  From 1995 to 1999, Mr. Cai attended Shanxi University where he majored in Business Administration.   Mr. Cai acts as the general manager of the trading company, overseeing operations on a daily basis.

Xue Yongping

Mr. Xue, 35, has been director, secretary and treasurer since November 1998 of Longwei Trading Company, a Chinese corporation. From August 1994 until November 1998 he was the deputy manager for Taiyuan Hua Xin Trading Company, Ltd, where he served as the deputy general manager.  Taiyuan Hua Xin Trading Company is a wholesale petroleum Chinese company engaged in the selling of diesel and gasoline to other wholesale users.  From September 1991 to July 1994 he attended Shanxi Law School where he earned his law degree.

John Ballard, President and Director

From September 2003 to the present, John Ballard, 49, has been Chief Financial Officer of Worldwide Manufacturing USA, Inc.., a publicly traded company headquartered in California. John Ballard has nearly two decades of business management, project management, and accounting experience. From January 2002 to the present, Mr. Ballard has been a financial consultant and director of Reveal Systems, Inc., a software development company and Internet provider based in Longmont, Colorado. Mr. Ballard was the Chief Financial Officer of Call Solutions Inc., a publicly traded company, from October 1999 to November 2002. Call Solutions was in the business of opening call centers. From 1997-1999 Mr. Ballard owned and operated the food operations Cookies N Kreme and Lincoln Street Cafe in the Denver Metropolitan Area. In 1993, Mr. Ballard retired and he traveled until 1997.  From 1988 to 1993, Mr. Ballard was Chief Financial Officer for Apple Sundries, Inc., a Denver retail chain. Mr. Ballard holds a Bachelor of Science Degree in Management and Marketing from the University of Colorado where he graduated Magna Cum Laude. Mr. Ballard also holds a Masters of Business in Administration from Regis University.

Diane Thelen, Secretary/Treasurer and Director

Diane Thelen, 61, the Company's Secretary/Treasurer and a director, has managed and developed luxury high-rise residential, retail, industrial and large office building complexes for over twenty-five years. She has written numerous articles on safety issues regarding large office complexes, as well as articles advocating the needs of real estate managers to state legislators. Ms. Thelen is a Certified Property Manager (CPM) (Institute of Real Estate Management) and a Real Property Administrator (RPA) (Building Owners and Managers Association.)

Vote required; Recommendation of the Board of Directors

With respect to the election of directors, an abstention will have the same effect as a vote withheld for the election of directors, and a broker non-vote will not be treated as voting in person or by proxy on the proposal.

PROPOSAL TWO

AMENDMENT TO ARTICLES OF INCORPORATION—NAME CHANGE

On September 10, 2007, the Board of Directors unanimously approved, and recommends that the stockholders approve, a proposed amendment to Article First of the Company's Articles of Incorporation to change its name to "Longwei Petroleum Investment Holding Limited."  The proposed amendment would restate Article First of the Company's Articles of Incorporation to read as follows:

The name of the Company is Longwei Petroleum Investment Holding Limited.

The Board of Directors believes that the new name more accurately reflects the scope of the Company's business following the proposed acquisition of Longwei Petroleum Investment Holding Limited, a British Virgin Island company engaged in the petroleum distribution business.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF APPROVAL OF THE AMENDMENT TO CHANGE THE CORPORATION'S NAME.

PROPOSAL THREE

AMENDMENT TO ARTICLES OF INCORPORATION CHANGING AUTHORIZED SHARES.

On September 10, 2007, the Board of Directors unanimously approved, and recommends that the stockholders approve, a proposed amendment to Article Third to increase the authorized number of shares of common stock from 100,000,000 to 500,000,000.There are currently 8,442,400 outstanding shares of common stock.

The Board of Directors believes that the increase in authorized shares of common stock will give the company greater flexibility in the future for potential capital raises for business development. There are currently no arrangements for any placement of Company securities.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF APPROVAL OF THE CHANGE OF THE COMMON AUTHORIED SHARES.

PROPOSAL FOUR

AMENDMENT TO ARTICLES OF INCORPORATION CHANGING AUTHORIZED PREFERRED SHARES.

On September 10, 2007, the Board of Directors unanimously approved, and recommends that the stockholders approve, a proposed amendment to Article Third to increase the authorized number of shares of preferred stock from 10,000,000 to 100,000,000.There are currently no outstanding shares of preferred.

The Board of Directors believes that the increase in authorized shares of preferred stock will give the company greater flexibility in the future for potential capital raises for business development. There are currently no arrangements for any placement of Company securities

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF APPROVAL OF THE CHANGE OF THE AUTHORIZED PREFERRED SHARES.

PROPOSAL FIVE

AMENDMENT TO ARTICLES OF INCORPORATION FOR ACTION BY NON-UNANIMOUS WRITTEN CONSENT

On September 10, 2007, the Board of Directors unanimously approved, and recommends that the stockholders approve, a proposed amendment to the Articles of Incorporation to consist of a new Article Ninth in order to allow action by non-unanimous written consent of shareholders whenever shareholder action is required. The Colorado Business Corporation Act, as amended on July 1, 2006, only permits shareholder action less than all shareholders if such is permitted by the Articles of Incorporation. The Company’s Bylaws have always permitted shareholder actions by majority consent.

This amendment will eliminate the need for a costly meeting of shareholders with respect to matters which would be assured of passage at any shareholders meeting. The new Article Ninth is proposed to read as follows:

“Unless these Articles of Incorporation require that an action be taken at a shareholders' meeting or unless shares are entitled to be voted cumulatively in the election of directors, any action required or permitted to be taken by the corporation may be authorized by written consent of fewer than all the voting shares.  The consent must be obtained from the same number of voting shares as would be needed to authorize such action at a meeting if all of the shares entitled to vote thereon were present and voted.  If shares are entitled to be voted cumulatively in the election of directors, shareholders may take action to elect or remove directors without a meeting only if these Articles of Incorporation do not require that such action be taken at a shareholders' meeting, and all of the shareholders entitle to vote in the election or removal sign writings describing and consenting to the election or removal of the same directors."

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF APPROVAL OF THE AMENDMENT TO PERMIT SHAREHOLDER ACTIONS BY WRITTEN CONSENT OF LESS THAN ALL SHAREHOLDERSPROPOSAL SIX

OTHER MATTERS

The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Company may recommend.

THE BOARD OF DIRECTORS

September 21, 2007

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS OF

TABATHA II, INC.

This Proxy Is Being Solicited On Behalf Of The Board of Directors Proxy

PLEASE SIGN AND RETURN IMMEDIATELY

The undersigned Shareholder of Tabatha II, Inc. (the "Company") does hereby nominate, constitute and appoint Cai Yongjun and Xue Yongping and both of them (with full power to act alone) as my true and lawful attorney, with full power of substitution, for me and in my name, place and stead, to vote all of the shares of Common Stock of the Company standing in my name and on its books on September 10, 2007, at the Annual Meeting of Shareholders to be held at 4001 Discovery Lane, Boulder Colorado 80395, on Thursday, October 11, 2007 at 3:00 P.M., or at any adjournments or postponements thereof, with all of the powers the undersigned would possess if personally present, but in accordance with the following specific instructions:

;PROPOSAL ONE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES SET FORTH HEREIN - Vote my shares of Common Stock as follows:

(INSTRUCTION:

Mark an X in the space preceding the desired selection. IF NO SELECTION IS MADE, THIS PROXY WILL BE DEEMED TO CONFER AUTHORITY TO VOTE YOUR SHARES OF STOCK FOR APPROVAL)

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

PROPOSAL TWO

PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY - Vote my shares of Common Stock as follows:

(INSTRUCTION:

Mark an "X" in the space preceding the desired selection. IF NO SELECTION IS MADE, THIS PROXY WILL BE DEEMED TO CONFER AUTHORITY TO VOTE YOUR SHARES OF STOCK FOR APPROVAL)

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

PROPOSAL THREE

AMENDMENT TO ARTICLES OF INCORPORATION CHANGING AUTHORIZED SHARES - Vote my shares of Common Stock as follows:

(INSTRUCTION:

Mark an "X" in the space preceding the desired selection. IF NO SELECTION IS MADE, THIS PROXY WILL BE DEEMED TO CONFER AUTHORITY TO VOTE YOUR SHARES OF STOCK FOR APPROVAL)

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

PROPOSAL FOUR

AMENDMENT TO ARTICLES OF INCORPORATION FOR ACTION BY NON-UNANIMOUS WRITTEN CONSENT - Vote my shares of Common Stock as follows:

(INSTRUCTION:

Mark an "X" in the space preceding the desired selection. IF NO SELECTION IS MADE, THIS PROXY WILL BE DEEMED TO CONFER AUTHORITY TO VOTE YOUR SHARES OF STOCK FOR APPROVAL)

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

6.

OTHER MATTERS - upon such other matters as may properly come before the meeting or any adjournment thereof, vote or withhold voting my shares of common stock of the Company in such manner as my proxy herein appointed deems appropriate.

Management knows of no other matter that may properly be, or which is likely to be brought before the meeting. However, if any other matters are properly presented at said meeting, this proxy shall be voted in accordance with the recommendations of management.

DATED:

(Signature of Shareholder)

(Signature of Shareholder)

(Signature of Shareholder)
If signing as Attorney, Executor, Administrator,
Guardian, Trustee or other representative capacity,
please indicate your full title. If there is more than
one person serving in such capacity, all should
sign. ALL OF THE OWNERS OF STOCK HELD
IN JOINT NAME MUST SIGN